UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 1, 2007

EFJ, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-21681	47-0801192
(Commission File Number)	(IRS Employer Identification No.)

1440 CORPORATE DRIVE

IRVING, TEXAS 75038

(Address of Principal Executive Offices, Including Zip Code)

(972) 819-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On October 1, 2007, the Company announced certain expectations regarding revenue for the third quarter ended September 30, 2007. This information is being furnished pursuant to this Item 2.02. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

The information pursuant to Item 7.01 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

On October 1, 2007, EFJ, Inc. issued a press release announcing revised financial guidance for 2007, including guidance relating to 2007 revenue and operating income/loss expectations. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of EFJ, Inc. issued on October 1, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, INC.

Dated: October 1, 2007	By:	/s/ Jana Ahlfinger Bell
Name:
	Title:	(Principal Financial and Accounting Officer)

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